EXHIBIT 99.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Ligand Pharmaceuticals Inc. for the quarter June 30, 2002, I, Paul V. Maier, Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) such Quarterly Report on Form 10-Q of Ligand Pharmaceuticals
          Inc. for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Quarterly Report on Form 10-Q of Ligand Pharmaceuticals Inc. for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Ligand Pharmaceuticals Inc.


/S/PAUL V. MAIER
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PAUL V. MAIER
Senior Vice President, Chief Financial Officer
of Ligand Pharmaceuticals Inc.

August 14, 2002